As filed with the Securities and Exchange Commission on April 30, 2010
Securities Act File No. 333-156996
Investment Company File No. 811-22270

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Post-Effective Amendment No. Two	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940	☑

Amendment No. Four	☑

(Check appropriate box or boxes)
TXF Funds, Inc.
(Exact Name of Registrant as Specified in Charter)
One Leadership Square, Suite 200
211 North Robinson
Oklahoma City, OK 73102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 235-5753
Keith D. Geary
TXF Funds, Inc.
One Leadership Square, Suite 200
211 North Robinson
Oklahoma City, OK 73102
(Name and Address of Agent for Service)
Copy to:
Jerry A. Warren, Esq.
David J. Ketelsleger, Esq.
McAfee & Taft A Professional Corporation
10th Floor, Two Leadership Square
211 North Robinson
Oklahoma City, OK 73102-7103
Telephone: (405) 235-9621
Facsimile: (405) 235-0439
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.
     It is proposed that this filing will become effective: (check appropriate box)
☐	immediately upon filing

☑	on April 30, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
     If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TXF FUNDS, INC.
PROSPECTUS
April 30, 2010
TXF Large Companies ETF (TXF; NYSE Arca)
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
•	Are not FDIC insured

•	May lose value

•	Are not Bank guaranteed

i

INVESTMENT OBJECTIVE
     TXF Large Companies ETF (the “Fund,” or “TXF Large Companies Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the equity index called the SPADE® Texas Index (the “Underlying Index”). The Fund, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the Fund’s Underlying Index.
FEE TABLE
     The following table describes the fees and expenses that you may pay if you buy and hold the Fund’s shares.

SHAREHOLDER FEES	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	.20%
Other Expenses:	.00%
TOTAL ANNUAL FUND OPERATING EXPENSES:	.20%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell of all of your shares at the end of such period. This example assumes you sell, rather than redeem your shares at the end of such periods because the Fund only redeems shares in Creation Units and, therefore, transaction fees on the purchase or redemption of Creation Units are not included. The example also assumes that the Fund provides a return of 5% each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors will pay to buy and sell the Fund’s shares on the secondary market. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEARS

$20	$64
     This example should not be considered to represent actual expenses or performance from the past or for the future.
PORTFOLIO TURNOVER
     The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operations expenses or in the example, affect the Fund’s performance. During the period from November 4, 2009 to December 31, 2009, the Fund’s portfolio turnover rate was 0.93% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
     The Fund employs a “passive management” investment strategy designed to track the performance of the SPADE® Texas Index. As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90% of its total assets in stocks that comprise the Underlying Index. The 90% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS
The Fund is subject to certain risks, some of which are described below. As a result of these risks and uncertainties, you may lose some or all of your investment in the Fund.
     Index Risk. Because the Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in individual companies or in a portfolio that replicates the SPADE® Texas Index.
     Index Sampling Risk To the extent the Fund employs a sampling strategy, there is a risk that the securities selected by the Advisor pursuant to this strategy may not, in fact, provide investment performance that closely tracks the SPADE® Texas Index.
     Stock Market Risk. The Fund is subject to stock market risk, which is the chance that stock prices overall will decline.
     Investment Style Risk. Because of its indexing strategy, the Advisor does not take steps to reduce market exposure or to lessen the effects of a declining market.
     Non-Correlation Risk. The Fund’s return may not match the return of the SPADE® Texas Index.
     Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the SPADE® Texas Index.
     Large Cap Risk. The SPADE® Texas Index’s performance may reflect that of Large-cap stocks, which tend to go in and out of favor based on market conditions.
     Geographic Concentration Risk. Because the Fund will invest substantially all of its assets in the securities of companies that have their headquarters in Texas, the Fund may be impacted by events or conditions affecting Texas to a greater extent than a fund that did not focus its investments in that manner.
     Energy Concentration Risk. A large percentage of the Fund’s assets may be invested in companies in the energy business. Concentrated Fund investments will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
     Market Price Risk. Although it is expected that generally the market price of the Fund’s shares will approximate the Fund’s net asset value (“NAV”), there may be times when the market price in the Secondary Market and the NAV vary significantly.
     Secondary Market Risk. Although the Fund’s shares are listed on the NYSE Arca, it is possible that an active trading market may not develop or be maintained.
     Risks of Unpaid Expenses. There is a risk that the Advisor will be unable to pay Fund expenses that it has agreed to pay.
PERFORMANCE INFORMATION
     Because the Fund has not completed a full calendar year of operations, no performance information is available.
MANAGEMENT
INVESTMENT ADVISER
     Geary Advisors, LLC is the investment adviser for the Fund.

PORTFOLIO MANAGERS
     The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Keith D. Geary	Since October 2009	Director, Chairman and Chief
Gary Pinkston	Since October 2009	Executive Officer
VP, Principal Financial and
Accounting Officer and Secretary
PURCHASE AND SALE OF FUND SHARES
     Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of 50,000 shares (“Creation Units”), principally in-kind for securities included in the Underlying Index.
TAX INFORMATION
     The Fund may make income dividends or capital gain distributions, which may be subject to Federal income taxes and taxable as ordinary income or capital gains and may also be subject to state and local taxes.
GENERAL INFORMATION ABOUT TXF FUNDS, INC.
WHAT ARE EXCHANGE-TRADED FUNDS?
     An exchange-traded fund (“ETF”) is an investment company offering shares that are listed on a national securities exchange. Shares of ETFs can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities comprising an underlying index. As such, the ETF itself is an index fund.
WHAT IS TXF FUNDS, INC.?
     TXF Funds, Inc. (the “Company”) is a registered investment company offering shares of TXF Large Companies ETF, an ETF (the “Fund”), that are listed on the NYSE Arca. Fund shares are not individually redeemable by the Fund but trade on the NYSE Arca in individual share lots. The Fund invests in a separate portfolio of securities that substantially replicates the SPADE® Texas Index (the “Underlying Index”), a benchmark index consisting of Texas based companies that are publicly traded and that have their headquarters in Texas. Additional funds may be added and offered later.
WHAT IS THE SPADE® TEXAS INDEX AND HOW IS IT CREATED AND MAINTAINED?
     The SPADE® Texas Index was created and developed by ISBC/SPADE® Indexes LLC (the “Index Administrator”) and licensed to Geary Advisors, LLC (the “Advisor”) for use in an exchange traded fund.
     The SPADE® Texas Index is a modified market capitalization weighted index comprised of publicly traded companies that have their headquarters in Texas. The SPADE® Texas Index is designed to benchmark the largest publicly traded companies in the state of Texas by market capitalization.
     To be included in the eligible universe for the SPADE® Texas Index, companies must meet the following criteria:
     (1) Have their corporate headquarters in Texas.

     (2) Have their shares listed on the New York Stock Exchange (“NYSE”) or quoted on the NASDAQ Securities Market Inc. (“NASDAQ”).
     (3) Maintain a minimum $100 million market valuation for the preceding 25 days.
     (4) Maintain a minimum $5.00 daily sale price.
     (5) Maintain sufficient liquidity, defined as trading a minimum of 50,000 shares per day or $1,000,000 in trading value on average over the preceding three months.
     The companies are then ranked by market capitalization and the top companies whose aggregate market capitalizations comprise 90 percent of the aggregate market capitalization of all companies in the eligible universe are selected for the SPADE® Texas Index. The selected companies are then modified to conform with asset diversification requirements, which are applied in connection with quarterly updates to the Index, and designed to ensure that no company has a weight greater than 10% at the time of rebalancing.
     Upon meeting the defined rules of the SPADE® Texas Index, companies are added to the index with the exception of new offerings or those companies operating at the rules threshold, which may be delayed by the Index Administrator to ensure index continuity. The Index Administrator may at any time and from time to time change the number of issues comprising the SPADE® Texas Index by adding or deleting one or more components, or replace one or more issues contained in the SPADE® Texas Index with one or more substitute stocks of its choice, if in the Index Administrator’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the SPADE® Texas Index relates. On March 31, 2010, the Underlying Index was composed of 88 companies whose market capitalizations ranged from approximately $2.5 Billion to $316.5 Billion and the median market capitalization of the companies comprising the Underlying Index was approximately $6.12 Billion.
Calculation Methodology
     The SPADE® Texas Index is calculated using a modified market capitalization weighting methodology. The components’ market capitalization weights are modified to conform to asset diversification rules, which are applied in conjunction with the scheduled quarterly updates, and are designed to ensure that no company’s stock has a weight greater than 10 percent at the time of balancing. The aggregate amount by which any components are reduced is redistributed proportionately accross the remaining components. If necessary, the process is repeated until the asset diversification rules are complied with.
Maintenance of the SPADE® Texas Index
     (1) In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition.
     (2) The Index Administrator may substitute components or change the number of issues included in the SPADE® Texas Index based on changing conditions in the market or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations.
     (3) In the event of component or share weight changes to the SPADE® Texas Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalizations or other corporate actions affecting a component of the SPADE® Texas Index, the SPADE® Texas Index may be adjusted to ensure that there are no changes to the SPADE® Texas Index level as a result of nonmarket forces.

     (4) For changes in a component’s shares outstanding greater than 5 percent due to a merger, acquisition or spin-off, an adjustment will be made effective after the close on the effective date of the corporate action. Share changes less than 5 percent are made during the scheduled quarterly updates to the SPADE® Texas Index.
     Changes to the SPADE® Texas Index composition and/or the component share weights in the SPADE® Texas Index typically take effect after the close of trading on the next to last business day of each calendar quarter month (“Rebalance Date”). The components and weights will be determined and announced at the close of trading two days prior to the Rebalance Date. In conjunction with the quarterly review, the share weights used in the calculation of the SPADE® Texas Index are updated based upon current shares.
     All Companies that meet inclusion requirements for the Underlying Index will not necessarily be included in the Index. All decisions on inclusion are made by the Index Administrator, subject to rules of the Index. Companies may be added to or removed from the Underlying Index as the Index is reconstituted and rebalanced on a quarterly basis. Decisions regarding additions to and removals from the Underlying Index are made by the Index Administrator in its sole discretion. See “Information about TXF Funds, Inc. — Information About the Underlying Index and Index Administrator” in the Statement of Additional Information. Information about the Underlying Index will be publicly available on the Company’s website at www.TXFETF.com.
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE
OF PORTFOLIO
HOLDINGS
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks to track the performance, before fees and expenses, of the SPADE® Texas Index. The Fund, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the Fund’s Underlying Index. The Fund’s investment objectives may be changed without shareholder approval. Geary Advisors, LLC (the “Advisor”) seeks correlation over time of 0.95 or better between each Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the stocks comprising the Underlying Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index as a whole. There may also be instances in which the Advisor may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Advisor believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to accurately track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
     The Advisor may also pursue a strategy to manage a portion of the portfolio by holding stocks that, in the aggregate, are intended to approximate a Fund’s Underlying Index in terms of key characteristics. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the common stocks of companies in the Fund’s Underlying Index. Other non-principal investment strategies utilized by the Fund are described in detail in the Statement of Additional Information.
ADDITIONAL DESCRIPTION OF THE RISKS OF THE FUND
     Investors should carefully consider the risks of investing in the Fund as set forth under “Principal Risks.” To the extent such risks apply, they are discussed hereunder in greater detail, along with a discussion of other risks of investing in the Fund.
     Index Risk. The Fund employs a “passive management” or indexing investment approach. The Fund attempts to track the investment performance of the SPADE® Texas Index. Whenever practicable, the Fund uses the replication method as its primary strategy, meaning that it holds the same stocks, in approximately the same proportions, as the stocks in the SPADE® Texas Index, regardless of their investment merit. Because the Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in individual companies or in a portfolio that replicates the SPADE® Texas Index. Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Advisor does not consider tax ramifications in the passive management of the Fund.
     Index Sampling Risk. From time to time regulatory constraints or other legal considerations may prevent the Fund from precisely replicating the SPADE® Texas Index. This may occur for a number of reasons. For example, the Fund is taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and the Code imposes certain percentage limitations applicable to investments by regulated investment companies. To the extent a strict application of the replication methodology would result in a violation of the Code, the Fund would be prevented from replicating the SPADE® Texas Index. Similarly, other regulatory constraints, such as limitations on the ability of the Fund to invest more than a certain percentage in illiquid securities, may also prevent the Fund from precisely replicating the SPADE® Texas Index. In these circumstances, the Fund will employ a strategy known as “sampling”, whereby the Fund will invest in securities that, in the aggregate, are deemed by the Advisor to approximate the SPADE® Texas Index in terms of key characteristics. The Advisor will not use a sampling strategy in an attempt to manage the portfolio but will only use such strategy when it is required to do so by regulatory or legal considerations. To the extent the Fund employs a sampling strategy, there is a risk that the securities selected by the Advisor pursuant to this strategy may not, in fact, provide investment performance that closely tracks the SPADE® Texas Index.
     Stock Market Risk. The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.
     Investment Style Risk. The Fund will invest in companies that compose the SPADE® Texas Index. The Fund will invest in such companies in periods of economic upturn as well as downturns. Because of its indexing strategy, the Advisor does not take steps to reduce market exposure or to lessen the effects of a declining market.
     Non-Correlation Risk. The Fund’s return may not match the return of the SPADE® Texas Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the SPADE® Texas Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the SPADE® Texas Index. The Fund may not be fully invested at all times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the SPADE® Texas Index, as would be the case if it purchased all of the stocks in the SPADE® Texas Index with the same weightings as the SPADE® Texas Index.
     Large Cap Risk. The SPADE® Texas Index’s performance may reflect that of Large-cap stocks, which tend to go in and out of favor based on market conditions. Thus, during a period when these stocks fall behind other investments—bonds or mid- or small- cap stocks, for instance—the Fund’s performance may also lag those investments.
     Geographic Concentration Risk. Because the Fund will invest substantially all of its assets in the securities of companies that have their headquarters in Texas, the Fund may be impacted by events or conditions affecting Texas to a greater extent than a fund that did not focus its investments in that manner. For example, political and economic conditions and changes in regulatory, tax or economic policy in Texas could significantly affect Texas’s market. However, some of the companies that have their headquarters in Texas may be national or international in nature and may therefore generate a substantial, or even a predominant, amount of its business and revenue from outside Texas. These companies may be impacted to a lesser degree by events and conditions impacting Texas and its economy and would be impacted to a much greater degree by events and conditions in those areas where significant amounts of their business or revenue are generated.
     Energy Concentration Risk. A large percentage of the Fund’s assets may be invested in companies in the energy business. The energy business consists of oil and gas drilling and production companies, pipeline companies, and other companies that are dependent on the exploration and production of oil and gas. This concentration provides a particular risk related to those companies. Companies in the energy business may be adversely affected by changes in worldwide energy prices, exploration, production spending, and changes in exchange rates. Companies in the energy business are also affected by changes in government regulation, world events and adverse economic conditions. In addition, these companies are at risk for environmental damage claims and could be adversely affected by commodity price volatility, imposition of import/export controls, increased competition, depletion of natural resources, technological developments, labor relations and international terrorist intervention.
Market Price Risk. The market price of the Fund’s shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange market maker and other market-makers that cover the particular security. While the Fund cannot predict, and does not control, whether or when the Fund’s shares will trade at a premium or a discount to net asset value (“NAV”), it is likely that in times of severe market disruption, the bid-asked spread will increase significantly and the Fund’s shares would most likely be traded at a discount to the Fund’s NAV. The Fund’s NAV is equal to its total assets, less its liabilities, divided by the number of Fund shares that are outstanding. In addition, any discount is likely to be greatest when the price of the Fund’s shares is falling fastest, and this may be the time that you most want to sell your Fund shares. The Fund’s website at www.TXFETF.com shows the prior day’s closing NAV and closing market price for the Fund’s shares. In addition, the Fund’s website contains the following information, on a per share basis, for the Fund: (a) the prior business day’s NAV and the Bid/Ask Price and a calculation of the premium or discount of the Bid/Ask Price at the time of calculation of the NAV against such NAV; and (b) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters. In addition, the Fund’s website contains information regarding the premiums and discounts at which shares of the Fund have traded.
     Secondary Market Risk. An active secondary market for the Fund’s shares may not exist. Although the Fund’s shares are listed on the NYSE Arca it is possible that an active trading market may not develop or be maintained. In addition, trading in the Fund’s shares on the NYSE Arca will be halted whenever trading in equity securities generally is halted by the activation of market-wide “circuit breakers,” which are tied to large decreases in the Dow Jones Industrial Average. Trading of the Fund’s shares also will be halted if (1) the shares are delisted from the NYSE Arca without first being listed on another exchange, or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors. If trading is halted, eligible investors (see below) will still be able to purchase Creation Units of the Fund directly and redeem such Creation Units with the Fund. If the Fund’s shares are delisted from the NYSE Arca, the Fund will consider what appropriate action to take, which may include, among other things, converting the Fund to a traditional mutual fund, or redeeming the Fund’s shares at NAV.
     The Fund’s Shares Are Not Individually Redeemable. Fund shares can be redeemed with the Fund directly at NAV only in large lots of 50,000 shares known as “Creation Units”. You would incur brokerage costs in purchasing enough shares of the Fund to constitute a Creation Unit.
     Risk of Unpaid Expenses. There is a risk that the Advisor will be unable to pay Fund expenses that in agreed to pay. In the event the Advisor does not pay costs, fees and expenses of the Fund, the Fund is liable for the amounts net paid. See “Fund Management — Investment Advisor.”
PORTFOLIO HOLDINGS
     A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information and on the Company’s website at www.TXFETF.com. The Fund publicly disseminates its full portfolio holdings each day the Fund is open for business through the Company’s internet web site. The Fund may terminate or modify this policy at anytime without further notice to shareholders. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the open of the NYSE Arca via the NSCC.

FUND MANAGEMENT
INVESTMENT ADVISOR
     Geary Advisors, LLC serves as investment advisor to the Fund with overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Directors. Under the Investment Advisory Agreement, the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate. The Advisor will also be responsible for employing any sampling strategy for the Fund.
     For the services it provides to the Fund, the Advisor receives a unified fee equal to .20% of the Fund’s average daily net assets. The advisory fee is calculated daily and paid monthly in arrears. Out of the advisory fee, the Advisor pays all fees and expenses of the transfer agent, the administrator and accounting agent and the custodian. The Advisor has also agreed to be responsible for the payment of all other expenses associated with the Fund’s operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of its disinterested directors (including legal counsel fees), fees and expenses of its chief compliance officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.
     Although the Advisor has agreed to pay all the fees and expenses of the Fund, the contracts with the transfer agent, the administrator and accounting agent, the custodian and other service providers are with the Fund. Other expenses are also expenses of the Fund. As of April 29, 2010, the amount owed by the Fund that was 60 days or more past due was approximately $180,000. The total of unpaid bills was approximately $232,000. On April 30, 2010, the Advisor paid approximately $106,500 of cost and expenses that were over 60 days past due. The Advisor is attempting to make arrangements to obtain funds to bring all bills current in the near term. The Fund estimates that total monthly expenses will be approximately $30,000. The Fund cannot assure you that actual expenses will not exceed such estimates. Actual expenses from November 3, 2009 through December 31, 2009 were $41,000. The Fund estimates that total monthly expenses will be approximately $30,000. The Fund cannot assure you that actual expenses will not exceed such estimates. Actual expenses from November 3, 2009 through December 31, 2009 were $41,000. The Geary Companies owns the Advisor and Geary Securities (formerly known as Capital West Securities, Inc.), a registered broker dealer. Keith Geary and his wife own The Geary Companies. The Advisor will rely on its Advisory fees, the ability of Geary Securities and Keith Geary to generate profits from trading and other securities activities, the ability of Geary Securities to make distributions to The Geary Companies and the ability of The Geary Companies to contribute capital to the Advisor. There is no assurance adequate funds will be available. In the event the Advisor does not pay the costs, fees and expenses of the Fund, the Fund is liable for the amounts not paid. Failure to pay creditors could result in a sale of the Advisor to a purchaser that can pay expenses or in the liquidation of the Fund and redemption of the Fund’s shares.
     Pursuant to the Investment Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory Agreement. The Advisor is responsible for payment of any sub-advisory fee. A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement is available in the Fund’s annual report for the fiscal year ended December 31, 2009.
     The Advisor is located at One Leadership Square, Suite 200, 211 North Robinson, Oklahoma City, Oklahoma, 73102. The Advisor also serves as an investment advisor to OOK, Inc., a registered investment company. The Advisor has no other prior experience managing exchange-traded funds or registered investment companies.
PORTFOLIO MANAGERS
     The Portfolio Managers, Mr. Keith D. Geary and Mr. Gary Pinkston are employees of the Advisor and are primarily responsible for the day to day management of the Fund. Mr. Keith D. Geary is a Director, Chairman and Chief Executive officer of the Fund and of OOK, Inc. He has also served as the President, CEO and Chairman of the Board of Geary Securities, Inc. since 2007. Mr. Keith D. Geary was the Vice President of the Investment Banking Division of UMB Bank in Kansas City, Missouri from June 1997 to April 2007. Mr. Gary Pinkston serves as the Vice President, Principal Financial and Accounting Officer and Secretary of the Fund and of OOK, Inc. He has also served as Chief Administrative Officer of Geary Securities, Inc. since 2007. Mr. Pinkston worked for UMB Bank as Manager, Correspondent Banking in Oklahoma City from 2006 to 2007 and as Manager, Investment Operations in Kansas City from 1999 to 2006. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.
ADMINISTRATION, CUSTODIAN AND TRANSFER AGENT
     The Bank of New York Mellon serves as the Administrator, Custodian and Transfer Agent to the Fund. The Bank of New York Mellon’s principal address is 101 Barclay Street, New York, New York, 10286. On March 5, 2010, The Bank of New York Mellon tendered notice of its intent to resign from serving as the Fund’s Administrator, Custodian and Transfer Agent, effective 90 days therefrom. The Bank of New York did not indicate a reason for its resignation. Fund Management is in the process of interviewing and selecting service providers to replace the Bank of New York Mellon. If Fund Management is unable to engage service providers to replace The Bank of New York Mellon, the Fund may cease operations. Fund Management has no reason to believe that it will be unable to engage new service providers

DISTRIBUTOR
     ALPS Distributors, Inc. serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor does not maintain a secondary market in shares of the Fund.

FUND SHARES
DIFFERENCES BETWEEN FUND SHARES AND TRADITIONAL MUTUAL FUND SHARES
     Traditional mutual fund shares are issued by, and redeemed from, the mutual fund at any time for cash at the shares’ NAV. NAV is typically calculated only once a day and reflects the mutual fund’s total assets, less its liabilities, divided by the number of shares it has outstanding. In determining the value of its assets, a traditional mutual fund typically values its component securities as of the close of trading on the exchange on which the component securities are listed. As a result, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at the mutual fund’s NAV determined as of the close of the trading day. Traditional mutual fund shares may be purchased from a fund directly by the shareholder or through a financial intermediary.
     In contrast, Fund shares cannot be purchased from, or redeemed by, the Fund except by or through an Authorized Participant (defined below), and then only for an in-kind basket of securities. An organized secondary market is expected to exist for the Fund shares, unlike traditional mutual fund shares, because the Fund’s shares will be listed for trading on the NYSE Arca. As a result, investors can purchase and sell Fund shares on the secondary market through a broker. Secondary-market transactions do not take place at NAV but at market prices that change throughout the day, based on supply and demand for Fund shares.
     Although the market price of the Fund’s shares typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your Fund shares on the secondary market.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
     The Fund’s shares can be bought or sold throughout the trading day like any publicly traded security. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The price at which you buy or sell the Fund’s shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Fund shares you must buy.
     The Fund’s shares are listed on the NYSE Arca. The NYSE Arca is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
FUND SHARES WILL BE HELD IN BOOK ENTRY FORM
     Fund shares are held in book entry form, which means that no stock certificates are issued. DTC, or its nominee, will be the registered owner of all outstanding shares of the Fund. Your beneficial ownership of shares will be shown on the records of DTC or its participants through which you hold the shares. Neither the Advisor nor the Distributor will have any record of your ownership. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of the Fund’s shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
     You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of Fund Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

     Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
     Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.
EXCHANGES — FREQUENT TRADING
     Unlike frequent trading of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders, because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Directors has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Fund shares.
FUND DISTRIBUTIONS
     The Fund pays dividends from its net investment income to investors quarterly. The Fund distributes any net capital gains annually.
DIVIDEND REINVESTMENT SERVICE
     Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own the Fund’s shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
TAXES
     Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your shares of the Fund.
TAXES ON DISTRIBUTIONS
     Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
     If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax.
     If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
TAXES WHEN SHARES ARE SOLD
     Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as a long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.
     The foregoing discussion is provided as general information and merely summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. As with any investment, you should consider how your investment in shares of the Fund will be taxed. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
DAILY PRICING
     The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the NYSE Arca. NAV per share is computed by dividing the value of the Fund’s net assets by the number of shares outstanding.
     If you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem a Fund’s shares in Creation Unit blocks.
     The approximate value of shares of the Fund is disseminated every fifteen seconds throughout the trading day by the NYSE Arca or by other information providers, such as Reuters. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.
     When calculating the NAV of the Fund’s shares, stocks held by the Fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage the Fund’s cash are valued on the basis of amortized cost.
     When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. Fair-value pricing may also be used by the Fund to value restricted securities held by the Fund or certain small-capitalization or mid-capitalization securities with little or no trading activity for extended periods of time. Although rare, fair-value pricing also may be used if (1) trading in a security is halted and does not resume before the Fund’s pricing time or if a security does not trade in the course of a day, and (2) the Fund holds enough of the security that its price could affect the Fund’s NAV.

     Fair-value prices are determined by the Advisor according to procedures adopted by the Board of Directors. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.
DELIVERY OF FUND DOCUMENTS — HOUSEHOLDING
     Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of the Fund listed below for the period indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information set forth below was audited by Grant Thornton LLP whose report, along with the Fund’s financial statements, is included in the annual shareholder report, which is available upon request.

TXF Large Companies ETF

For the Period
November 3, 2009[1]
through
December 31, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period[2]	$35.00

Net investment income[3]	0.09
Net realized and unrealized gain on investments[4]	2.15

Total from operations	2.24

DISTRIBUTION TO SHAREHOLDERS FROM:
Net Investment Income	(0.09)
Net realized gain from investments[5]	—

Total distributions to shareholders	(0.09)

Net asset value at end of period	$37.15

Share price at end of period[6]	$37.37

NET ASSET VALUE TOTAL RETURN[7,8]	6.41%
SHARE PRICE TOTAL RETURN[7,8]	6.77%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s omitted)	$3,822
Ratio to average net assets of:
Expenses[9]	0.20%
Net investment income[9]	1.60%
Portfolio turnover rate[10]	0.93%

1	Commencement of investment operations.

2	Beginning net asset value after adjustment to initial seed shares and return of capital to the Advisor.

3	Based on average shares outstanding.

4	Approximately $0.62 is attributable to the difference between the net asset value at the beginning of the period and the net asset value of the initial in-kind creation units.

5	Rounds to zero.

6	The closing price on the Fund’s primary exchange.

7	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca. Total return calculated for a period of less than one year is not annualized.

8	Approximately 1.77% is attributable to the difference between the net asset value at the beginning of the period and the net asset value of the initial in-kind creation units.

9	Annualized.

10	Portfolio turnover is not annualized.

TXF FUNDS, INC.
One Leadership Square, Suite 200
211 North Robinson
Oklahoma City, Oklahoma 73102
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
     Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
     The SAI provides more detailed information about the Company and the Fund. The SAI is incorporated by reference into, and is thus legally a part of this prospectus.
FOR MORE INFORMATION
     To request a free copy of the latest annual or semi-annual report, when available, the SAI, or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	(405) 235-5757
Monday through Friday
9:00 a.m. to 5:00 p.m. (Central Time)

Write:	TXF Funds, Inc.
One Leadership Square
Suite 200
211 North Robinson
Oklahoma City, Oklahoma 73102

Visit:	www.TXFETF.com
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
     You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund is also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-1520.
The Company’s Investment Company Act file number: 811-22270

TXF FUNDS, INC.
Statement of Additional Information
April 30, 2010
TXF Large Companies ETF (TXF; NYSE Arca)
     This Statement of Additional Information, which is not a prospectus, contains additional information about TXF Funds, Inc. (the “Company”) and TXF Large Companies ETF (the “Fund”). This Statement of Additional Information should be read in conjunction with the Company’s current prospectus, dated April 30, 2010, as it may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning ascribed to them in the Prospectus.
     A copy of the Prospectus may be obtained without charge, by contacting the Fund’s Distributor by writing to ALPS Distributors, Inc. , 1290 Broadway, Suite 1100, Denver, Colorado, 80203, by calling the Fund at (405) 235-5757, or by visiting the Fund’s website at www.txfetf.com.

I. GENERAL INFORMATION ABOUT TXF FUNDS, INC.
     TXF Funds, Inc. (the “Company”) was organized as a Maryland corporation on October 3, 2008. The Company’s initial Fund, TXF Large Companies ETF (the “Fund”), invests in a portfolio of securities that substantially replicates the Spade® Texas Index (the “Underlying Index”). The Company may create additional funds or classes of shares in the future. The Company is registered with the SEC under the 1940 Act as an open-end, non-diversified management investment company.
     Fund shares are listed for secondary trading on the NYSE Arca. The Fund only issues and redeems shares in lots of 50,000 shares. These large lots are known as “Creation Units.” In the event of the liquidation of the Fund, the Fund may lower the number of shares in a Creation Unit. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a participant in the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Fund’s Distributor.
     The Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of the Fund’s Underlying Index (an “In-Kind Creation Basket”). The Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund’s portfolio holdings (an “In-Kind Redemption Basket”). The In-Kind Creation Basket and the In-Kind Redemption Basket will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. The Fund reserves the right to issue Creation Units for cash, rather than in kind, although it has no current intention of doing so.
     II. INFORMATION ABOUT THE UNDERLYING INDEX AND THE INDEX ADMINISTRATOR
     The Underlying Index was developed by ISBC/SPADE® Indexes LLC (the “Index Administrator”) and licensed to Geary Advisors, LLC (the “Advisor”) for use in an exchange traded fund and related ETF options products.
     The component stocks are selected by the Index Administrator and the Underlying Index is compiled, maintained and calculated independently of the Fund, Advisor, or Distributor. The Index Administrator has no obligation to take the specific needs of the Fund, Advisor, or Distributor into account in the determination and calculation of the Underlying Index.
     Investment Objective
     The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its Underlying Index.
Index Methodology
     The SPADE® Texas Index is calculated using a modified market capitalization weighting methodology. The components’ market capitalization weights are modified to conform to asset diversification rules, which are applied in conjunction with the scheduled quarterly updates, and are designed to ensure that no company’s stock has a weight greater than 10 percent at the time of balancing. The aggregate amount by which any components are reduced is redistributed proportionately across the remaining components. If necessary, the process is repeated until the asset diversification rules are complied with.
Maintenance of the SPADE® Texas Index
     (1) In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition.

     (2) The Index Administrator may substitute components or change the number of issues included in the SPADE® Texas Index based on changing conditions in the market or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations.
     (3) In the event of component or share weight changes to the SPADE® Texas Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalizations or other corporate actions affecting a component of the SPADE® Texas Index, the SPADE® Texas Index may be adjusted to ensure that there are no changes to the SPADE® Texas Index level as a result of nonmarket forces.
     (4) For changes in a component’s shares outstanding greater than 5 percent due to a merger, acquisition or spin-off, an adjustment will be made effective after the close on the effective date of the corporate action. Share changes less than 5 percent are made during the scheduled quarterly updates to the SPADE® Texas Index.
     Changes to the SPADE® Texas Index composition and/or the component share weights in the SPADE® Texas Index typically take effect after the close of trading on the next to last business day of each calendar quarter month (“Rebalance Date”). The components and weights will be determined and announced at the close of trading two days prior to the Rebalance Date. In conjunction with the quarterly review, the share weights used in the calculation of the SPADE® Texas Index are updated based upon current shares.
     Calculation Methodology
     The Underlying Index is calculated using a modified market capitalization weighting methodology. The components’ market capitalization weights are modified to conform to asset diversification rules which are applied in conjunction with the scheduled quarterly updates to the Underlying Index, and designed to ensure that no company’s stock has a weight greater than 10% at the time of balancing. The aggregate amount by which any components are reduced is redistributed proportionately across the remaining components. If necessary, the process is repeated until the asset diversification rules are complied with.
     Maintenance of the Underlying Indexes Index
     (1) In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition.
     (2) The Index Administrator may substitute components or change the number of issues included in the Underlying Index, based on changing conditions in the market or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations.
     (3) In the event of component or share weight changes to the Underlying Index’s portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalizations or other corporate actions affecting a component of an Underlying Index, the Underlying Index’s divisor may be adjusted to ensure that there are no changes to the Underlying Index level’s as a result of nonmarket forces.
     (4) For changes in a component’s shares outstanding greater than 5% due to a merger, acquisition or spin-off, an adjustment will be made effective after the close on the effective date of the corporate action. Share changes less than 5% are made during the scheduled quarterly updates to the Underlying Indexes.
     Quarterly Updates to the Underlying Indexes
     Changes to the Underlying Index’s composition and/or the component share weights in the Underlying Index typically take effect after the close of trading on the next to last business day of each calendar quarter month (“Rebalance Date”). The components and weights will be determined and announced at the close of trading two days prior to the Rebalance Date. In conjunction with the quarterly review, the share weights used in the calculation of the Underlying Indexes are updated based upon current shares.

DISCLAIMER
     The Underlying Index is a trademark of ISBC/SPADE® Indexes LLC and has been licensed for use for certain purposes by the Advisor. ISBC/SPADE® Indexes LLC’s only relationship to TXF Funds, Inc. is the ISBC’s licensing to the Advisor of certain ISBC trademarks, the SPADE® Texas Index trade name, and of the data supplied by ISBC/SPADE® Indexes which is determined, composed, and calculated by ISBC/SPADE® Indexes. The Fund and its shares are not sponsored, endorsed, sold, or promoted by ISBC/SPADE® Indexes. ISBC/SPADE® Indexes makes no warranty or representation, regarding the advisability of purchasing, holding or trading this product or investing in securities generally or in a Fund particularly or the ability of any data supplied by ISBC/SPADE® Indexes to track general stock market performance. ISBC/SPADE® Indexes has no obligation to take the needs of TXF Funds, Inc. the Fund, the Advisor, or any shareholders of the Fund into consideration in determining, composing or calculating the data supplied by ISBC/SPADE® Indexes. ISBC/SPADE® Indexes is not responsible for and has not participated in the determination of the prices of the common shares of the Fund or the timing of the issuance or sale of such common shares. The ISBC/SPADE® Indexes has no obligation or liability in connection with the administration, marketing or trading of the Fund shares.
III. ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS
     The Fund’s investment objectives and principal investment strategies and risks are set forth in the Prospectus. The following information supplements the information contained in the Prospectus. The Fund may hold cash and/or invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptance of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody”s Investors service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Advisor; and (iv) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptance are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
IV. FUNDAMENTAL INVESTMENT LIMITATIONS
     The Fund has adopted the following investment limitations as fundamental limitations, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding shares. For these purposes, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund. The Fund may not:
     1. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.
     2. Make cash loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.
     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.
     4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.
     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.
     6. Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
     The Fund has also adopted a policy that the Fund’s portfolio will be modified to reflect charges in the Underlying Index. If the Underlying Index is not concentrated in a particular industry, the Fund will not be concentrated in that industry. If the Underlying Index is concentrated in a particular industry, the Fund will concentrate in that industry.

V. MANAGEMENT
OFFICERS AND DIRECTORS
     The business and affairs of the Company is managed under the direction of its Board of Directors (the “Board”). Each Director serves until his termination, retirement, resignation, or death; or as otherwise specified in the Company’s organizational documents. The number of directors who compose the entire Board is generally three (3), two (2) of whom are Disinterested Directors. Because of Mike Braun’s resignation, the Board is currently comprised of two (2) Directors, of whom one (1) Director is not “interested” persons of the Fund or the Advisor, as defined under the 1940 Act (“Disinterested Director”).The Board and the Nominating Committee have identified potential candidates to replace Mike Braun and expect to fill the vacancy in the near term. The mailing address of the Directors and officers is One Leadership Square, Suite 200, 211 North Robinson, Oklahoma City, Oklahoma 73102. Certain information about the Company’s Directors and its executive officers is set forth below.

		Term of Office and	Principal
	Position(s) Held	Length of Time	Occupation(s)	Other Directorships
Name, Address, and Age	with Fund	Served	During Past 5 Years	held by Director
OOK, Inc. 02/2008 to Present — President and CEO

Interested
Director:
Keith D. Geary[1] One Leadership Square 211 N. Robinson, Suite 200 Oklahoma City, OK 73102 (51 years old)	Director and Chief Executive Officer	Since 2008	Geary Securities, Inc. 04/2007 to Present — Chairman, President and CEO	Geary Securities, Inc. OOK, Inc. , a registered Investment Company
UMB Bank 06/1997 to 04/2007 — Vice President — Investment Banking Division — Kansas City, Missouri

Disinterested
Director(s):
Earnest Frank Parrish* 723 Stonepoint Drive Edmond, OK 73034 (52 years old)		Since 2009	Corporate Care, Inc. 2003 to Present — President/CEO	OOK, Inc.

Executive
Officers:
Keith D. Geary	Director and Chief Executive Officer	Since 2008	OOK, Inc. 02/2008 to Present — President and CEO	OOK, Inc. Geary Securities, Inc.

Geary Securities, Inc. 04/2007 to Present — Chairman, President and CEO

UMB Bank 06/1997 to 04/2007 — Vice President — Investment Banking Division — Kansas City, Missouri

		Term of Office and	Principal
	Position(s) Held	Length of Time	Occupation(s)	Other Directorships
Name, Address, and Age	with Fund	Served	During Past 5 Years	held by Director
Gary Pinkston One Leadership Square 211 N. Robinson, Suite 200 Oklahoma City, OK 73102 (61 years old)	Vice President, Principal Financial and Accounting Officer and Secretary	Since 2008,	OOK, Inc. 02/2008 to Present — Vice President, Principal Financial and Accounting Officer and Secretary

Geary Securities, Inc. 2007 to Present — Chief Administrative Officer

UMB Bank 2006 to 2007 — Manager, Correspondent Banking - Oklahoma City, OK 1999 to 2006 — Manager, Investment Operations — Kansas City, Missouri

*	Member of the Audit and Nominating Committees.

[1]	Mr. and Mrs. Keith D. Geary each own 50% of The Geary Companies, Inc., an Oklahoma Corporation. The Geary Companies, Inc. is the sole member and manager of the Advisor, and owner of Geary Securities, Inc.
Former disinterested Directors John Shelley and Mike Braun resigned from the Fund’s Board of Directors as of September 30, 2009 and March 9, 2009, respectively.,
LEADERSHIP STRUCTURE AND RESPONSIBILITY OF THE BOARD
The Board is ultimately responsible for the management of the Company’s business operations in accordance with its duties under the Maryland General Corporation Law. Keith D. Geary, an interested person of the Fund, serves as the Chairman of the Board of Directors. Due to the small size of the Board of Directors, no lead independent director has been appointed. The Board has appointed the Company’s executive officers and delegated the responsibility for the day-to-day management of the Company’s operations to those officers, subject to the Board’s guidance. In addition, the Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Fund in accordance with the provisions of the federal securities laws.
During the fiscal year ended December 31, 2009, the Board met five times.
BOARD COMMITTEES
     The Board has established the following committees:
     Audit Committee. The Audit Committee is comprised of all of the Disinterested Directors. The Audit Committee expects to meet at least twice annually to select, oversee and set the compensation of the Company’s independent registered public accounting firm (the “Accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the Accountants for the Fund. The Audit Committee also meets with the Accountants to review the Fund’s financial statements and to report on its findings to the Board, and to provide the Accountants the opportunity to report on various other matters. The Audit Committee also acts as the Company’s qualified legal compliance committee. For the fiscal year ended December 31, 2009, the Audit Committee met once.
     Nominating Committee. The Nominating Committee is comprised of all of the Disinterested Directors. The Nominating Committee is responsible for the selection and nomination of Disinterested Directors of the Company. This committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so. During the fiscal year ended December 31, 2009, the Nominating Committee met once.

COMPENSATION
     Because the Company is recently organized, there is no historical information regarding the compensation paid to the Company’s Directors and executive officers. There are no plans to pay compensation to the Fund’s Directors or Officers.
OWNERSHIP OF DIRECTORS
     The following table shows the dollar amount ranges of each of the Company’s Directors’ beneficial ownership of shares of the Fund as of April 30, 2010

Aggregate
Dollar Range Equity
Securities in All
Registered Investment
Companies Overseen by
the Directors in the
	Dollar Range Equity	Family of Investment
Name of Director	Securities in the Fund	Companies[1]
Independent Directors
Ernest Frank Parrish	None	None
Interested Director
Keith D. Geary	Over $100,000	Over $100,000

[1]	“Family of Investment Companies” consists of all registered investment companies managed by Geary Advisors, LLC, currently the Fund and OOK, Inc..

CODE OF ETHICS
     The Company, the Advisor, and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes, of a Fund in securities that may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund. The codes of ethics for the Company, the Advisor, and the Distributor are filed as exhibits to the Fund’s registration statement.
PROXY VOTING POLICIES
     The Board of Directors has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Advisor, subject to the Board’s oversight. Proxies for the portfolio securities are voted in accordance with the Company’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI. Information regarding how the Fund voted proxies relating to the most recent 12-month period ended June 30 will be available on the Fund’s website at http://www.txfetf.com and on the SEC’s website at http://www.sec.gov.

VI. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     The amount of the Fund’s equity securities owned by all Directors and Officers of the Fund is approximately 3% of the shares of the Fund. Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of April 5, 2010, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Name and Address	%
PERSHING LLC	7.87%
1 PERSHING PLAZA, 7TH FLOOR JERSEY CITY, NJ 07399

TIMBER HIL L	81.08%
ATTN: MILTON OTERO 1 PICKWICK PLAZA GREENWICH, CT 06830
VII. INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISOR
     Geary Advisors, LLC (the “Advisor”) serves as the investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), which sets forth the terms and conditions of Advisor’s engagement as the Fund’s investment advisor. Pursuant to the Advisory Agreement, the Advisor is responsible for the general management and administration of the Fund in accordance with the Fund’s investment objectives, policies and strategies, subject to the supervision of the Board. The Advisor is located at One Leadership Square, Suite 200, 211 North Robinson, Oklahoma City, Oklahoma 73102. Currently, the Advisor’s only investment advisory clients are the Fund and OOK, Inc.
     The Advisor administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve without compensation as officers, Directors or employees of the Company. Pursuant to the Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors for the performance of any of the services to be provided by the Advisor under the Advisory Agreement. Under the Advisory Agreement, the Advisor is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. A discussion regarding the basis for the Board of Director’s approval of the Advisory Agreement is available in the Fund’s annual report for the fiscal year ended December 31, 2009.

     For the services it provides to the Fund, the Advisor receives a unified advisory fee equal to an annual rate of .20% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal period ended December 31, 2009, the Advisor received $1,192. Out of the advisory fee, the Advisor pays all fees and expenses of the Transfer Agent, Administrator and Accounting Agent and Custodian. The Advisor has also agreed to be responsible for the payment of all other expenses associated with the Fund’s operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of the Disinterested Directors (including legal counsel fees), fees and expenses of the Chief Compliance Officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory mandates, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.
     Although the Advisor has agreed to pay all the fees and expenses of the Fund, the contracts with the transfer agent, the administrator and accounting agent, the custodian and other service providers are with the Fund. Other expenses are also expenses of the Fund. As of April 29, 2010, the amount owed by the Fund that was 60 days or more past due was approximately $180,000. The total of unpaid bills was approximately $232,000. On April 30, 2010, approximately $106,500 of costs and expenses more than 60 days past due were paid by the Advisor. The Advisor is attempting to make arrangements to obtain funds to bring bills current in the near term. The Advisor will rely on its Advisory fees, the ability of Geary Securities and Keith Geary to generate profits from trading and other activities, the ability of Geary Securities to make distributions to The Geary Companies, and the ability of The Geary Companies to contribute capital to the Advisor. There is no assurance adequate funds will be available. In the event the Advisor does not pay the costs, fees and expenses of the Fund, the Fund is liable for the amounts not paid. Failure to pay creditors could result in a sale of the Advisor to a purchaser that can pay expenses or in the liquidation of the Fund and redemption of the Fund’s shares.
     The Advisor is owned by The Geary Companies, Inc., which is owned 50% each by Mr. and Mrs. Keith D. Geary. The Geary Companies, Inc. owns Geary Securities, Inc., a broker/dealer firm headquartered in Oklahoma City, Oklahoma. The officers of the Advisor are Keith D. Geary, Chief Executive Officer, and Gary Pinkston, Chief Administrative Officer.
     The Advisor intends to donate at least 10% of its management fee to Aaron’s Bridge. Aaron’s Bridge was founded by Keith and Joni Geary, parents of a son with autism. The mission for Aaron’s Bridge is to facilitate access to more treatment options in Oklahoma for children with developmental disabilities, including Autism Spectrum Disorder.
     Mr. Geary holds the Series 7 (General securities Representative), Series 63 (Uniform Securities Agent State Law), Series 53 (Municipal securities principal), Series 66 (Investment Advisor) and Series 24 (General securities principal) licenses.
     Mr. Pinkston also holds the Series 7, 63, 53 and 24 licenses. He also holds the Series 52 Registered Representative (MSRB) license, Series 65 General Financial Advisor license and Series 27 Financial and Operations principal license.
     The Advisory Agreement was initially approved by the Board on January 28th, 2009. The Advisory Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement is terminable without penalty by the Company with respect to the Fund on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Advisor or Sub-Advisor (as applicable) on 60 days written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard by it of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.
DISTRIBUTOR
     Distributor. ALPS Distributors, Inc, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the distributor of Creation Units for the Fund on an agency basis (the “Distributor”). The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes the shares of the Fund. Fund shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up 50,000 Fund shares. The Distributor will not distribute Fund shares in amounts less than a Creation Unit.
     Under the Distribution Agreement, the Distributor, for an annual fee of $40,000, as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund. The Distributor will deliver Prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

     The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).
     The Distribution Agreement was initially approved by the Board on July 2, 2009. The Distribution Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement is terminable without penalty by the Company on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
ADMINISTRATION, CUSTODIAN AND TRANSFER AGENT
     The Bank of New York (BONY) serves as the Administration and Accounting Agent, Custodian and Transfer Agent to the Company. The Bank of New York’s principal address is 101 Barclay Street, New York, New York, 10007-2550.
     Pursuant to the Custodian Agreement between BONY and the Company, the Company has agreed to pay an annual custody fee of 0.0075% of each of its funds’ first $1 billion in total gross adjusted assets and 0.005% on the excess over $1 billion, or the minimum annual fee of $3,600, whichever is higher.
     Pursuant to the Transfer Agency Agreement between BONY and the Company, the Company has agreed to an annual transfer agency fee of $2,400.
     Pursuant to the Fund Administration and Accounting Agreement between BONY and the Company, the Company has agreed to pay an annual fund accounting fee of 0.002% on the first $1 billion of total gross adjusted assets, 0.0015% on the next $1.5 billion and 0.001% on the excess over $2.5 billion, or the minimum annual fee of $60,000, and an administration services fee of 0.003% on the first $1 billion in total gross adjusted assets, 0.0025% or the next $1.5 billion and 0.002% on the excess over $2.5 billion, with a minimum of $66,000.
     On March 5, 2010, BONY delivered notice to the Fund of its intent to resign from servicing the Fund and terminate the Custodian, Transfer Agency and Fund Administration and Accounting Agreements with the Company effective 90 days from the date of the notice. BONY did not indicate a reason for its resignation. Fund Management is in the process of selecting and interviewing service providers to replace BONY. If Fund Management is unable to engage service providers to replace BONY, the Fund may cease operations. Fund Management has no reason to believe that it will be unable to find a suitable replacement for BONY
LEGAL COUNSEL
     McAfee & Taft A Professional Corporation, Two Leadership Square, 10th Floor, 211 North Robinson Avenue, Oklahoma City, Oklahoma 73102, serves as legal counsel to the Company.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Grant Thornton LLP, 211 North Robinson Avenue, Oklahoma City, Oklahoma 73102, serves as the Company’s independent registered public accounting firm. The independent registered public accounting firm audits the Fund’s annual financial statements and provides other related services.

PORTFOLIO MANAGERS
     The Portfolio Managers, Mr. Keith D. Geary and Mr. Gary Pinkston, are employees of the Advisor. For information about the Advisor, Mr. Geary and Mr. Pinkston, see “Investment Advisory and Other Services.” Mr. Geary and Mr. Pinkston are primarily responsible for the day-to-day management of the Fund. Information regarding Mr. Pinkston’s and Mr. Geary’s past occupations is included in a chart under “Officers and Directors”.
     The portfolio account for which the Portfolio Managers are responsible seeks to track the rate of return, risk profile and other characteristics of the Underlying Index by either replicating the same combination of securities that compose the benchmark or through a representative sampling of the securities that compose the benchmark based on objective criteria and data. The Portfolio Managers are required to manage the portfolios or accounts to meet those objectives.

Management of Other Portfolios
     The Portfolio Managers for the Fund also manage the portfolio of OOK, Inc., a registered investment company with approximately $3.30 million in assets managed by the Advisor. Aside from OOK, Inc., they have no other Advisory or Sub-Advisory accounts. The Fund is not presently aware of any material conflicts of interest that may arise in connection with the Portfolio Managers’ Management of the Fund’s investment, on one hand, and the investments of OOK, Inc., on the other, as such investments will be concentrated in different geographic areas.
Portfolio Managers’ Compensation
     The Advisor’s Portfolio Managers responsible for managing the Fund will not currently receive any compensation for their services as such. However, because one of the Portfolio Managers, Mr. Keith D. Geary, is a beneficial owner of the Advisor, he may be compensated indirectly through such ownership interest.
Portfolio Manager Ownership of Fund Shares
     As of April 1, 2010, the Portfolio Managers beneficially own shares of the Fund as follows:

Dollar Range Equity
NAME	Securities in the Fund
Gary K. Pinkston	None
Keith D. Geary	$100,001-$500,000
VIII. PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
     The Company’s Board of Directors has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the NYSE Arca via the NSCC.
IX. PORTFOLIO TRANSACTIONS
     The policy of the Company regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining “best execution” of transactions at commission rates that are reasonable in relation to the value of brokerage services obtained. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.
     The Advisor owes a fiduciary duty to its clients to obtain best execution on trades effected. “Best execution” does not necessarily mean that only brokers offering the lowest available commission rate will be selected to execute transactions. In determining “best execution,” the full range of brokerage services applicable to a particular transaction may be considered, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Advisor will also use the Electronic Communications Network when appropriate.
     The Advisor does not presently participate in any soft dollar arrangements. It may, however, aggregate trades with clients of a Sub-Advisor, if the advisor should choose to use one, whose commission dollars are used to generate soft dollar credits. Although the Fund’s commissions are not used for soft dollars, the Fund may benefit from the soft dollar products/services received by the Sub-Advisor.
     The Advisor assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other clients of the Advisor are considered at or about the same time, transactions in such securities are allocated among the several clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.
     Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. However, because the Fund is an index fund, turnover will normally be less than for an actively managed fund. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.
X. INFORMATION ABOUT THE FUND SHARES
GENERAL INFORMATION
     The Company is organized as a corporation under Maryland law. The authorized capital stock of the Company consists of 1,000,000 shares of stock having a par value of ($.001) per share. The Company’s Board of Directors is authorized to divide the shares into separate series of stock, one for each fund that may be created. Each fund will have a separate portfolio. The Company currently consists of one (1) series representing one underlying fund portfolio, TXF Large Companies ETF (the “Fund” or the “Initial Fund”). The Fund has been established by the Board of Directors as a separate series of securities under the Charter of the Company. Each series represents a separate pool of assets and will have different objectives and investment policies. Except as noted below, shares of each series, when issued, will have equal dividend, distribution and liquidation rights within the series, and each fractional share will have rights in proportion to the percentage it represents as a whole share. Generally, all Company shares will vote in the aggregate as a single class, except if voting by class or series is required by law or the matter involved affects only one class or series, in which case shares will be voted separately by class or series. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with shares of the Company.
     Fund shares are issued in large lots of 50,000 shares called Creation Units in exchange for an In-Kind Creation Basket plus a Cash Component. See “Purchase and Issuance of Fund shares in Creation Units” for a description regarding the Fund’s issuance of Creation Units. All Fund shares when issued for the In-Kind Creation Basket and Cash Component will be fully paid and non-assessable. Fund shares are redeemable only in Creation Units. More detailed descriptions of the Company’s redemption policies can be found in the Prospectus and under the heading (“Procedures for Redemption of Creation Units”) below.
     Company shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Directors can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board.

The Company’s Bylaws provide that the presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at a meeting shall constitute a quorum for the transaction of business at all meetings.
     As a general matter, the Company will not hold annual or other meetings of the Company’s shareholders. This is because the Bylaws of the Company provide for annual meetings only as required by the 1940 Act. Annual and other meetings may be required with respect to such additional matters relating to the Company as may be required by the 1940 Act, any registration of Company shares with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.
     There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Company or a series may be terminated by reorganization into another mutual fund or series or by liquidation and distribution of the assets of the Company or series. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.
EXCHANGE LISTING AND TRADING
     The Fund’s shares are listed on the NYSE Arca under the symbol TXF and trade on the NYSE Arca at market prices that may differ from the Fund’s NAV. The only relationship that the NYSE Arca has with the Advisor, the Distributor or the Company in connection with the Fund is that the NYSE Arca lists the Fund’s shares pursuant to its listing agreement with the Company. The Fund’s shares trade on the NYSE Arca at the market price for the shares, which may be higher or lower than the NAV for the shares.
     There can be no assurance that, in the future, the Fund’s shares will continue to meet all of the NYSE Arca’s listing requirements. The NYSE Arca may, but is not required to, delist the Fund’s shares if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares for 30 or more consecutive trading days; (2) the value of the Underlying Index related to the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable.
     As with any stock traded on an exchange, purchases and sales of Fund shares will be subject to usual and customary brokerage commissions. The Company reserves the right to adjust the price levels of the Fund’s shares (but not their value) in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of the Fund.
BOOK ENTRY ONLY SYSTEM
     DTC acts as securities depositary for the Fund’s shares. Fund shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Fund shares. DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
     Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares.

     The Company recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of the Fund shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.
     Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Company upon request and for a fee a listing of Fund shares held by each DTC Participant. The Company shall obtain from each such DTC Participant the number of Beneficial Owners holding Fund shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
     Share distributions shall be made to DTC or its nominee as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
     The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
     DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Company makes other arrangements with respect thereto satisfactory to the NYSE Arca (or such other exchange on which Fund shares may be listed).
PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNITS
     The Fund issues and sells Fund shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day, of an order in proper form. The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the NYSE Arca, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE Arca is open for business
FUND DEPOSIT
     The consideration for purchase of a Creation Unit from the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the “In-Kind Creation Basket”) per each Creation Unit constituting a substantial replication of the stocks included in the Fund’s Underlying Index and an amount of cash (the “Cash Component”) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the In-Kind Creation Basket and the Cash Component constitute the Fund Deposit.
     The Balancing Amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation Basket. It ensures that the NAV of the Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the In-Kind Creation Basket), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the In-Kind Creation Basket), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).
     The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security to be included in the current In-Kind Creation Basket portion of the Fund Deposit (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit composition is made available. The Fund reserves the right to accept a nonconforming Fund Deposit.
     The identity and number of shares of the securities included in the In-Kind Creation Basket may change to reflect rebalancing adjustments and corporate actions by the Fund, or in response to adjustments to the weighting or composition of the component stocks of its Underlying Index. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any security included in the In-Kind Creation Basket that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by a Authorized Participant (as defined below) or the investor for which a Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of securities included in the In-Kind Creation Basket not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process will be an expense of the Fund. However, the Advisor, subject to the approval of the Board of Directors, may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.
     In addition to the list of names and numbers of securities constituting the current securities included in the In-Kind Creation Basket, the Fund, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund. All questions as to the number of shares of each security in the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.
PROCEDURES FOR PURCHASE OF CREATION UNITS
     To be eligible to place orders with the Distributor and to purchase Creation Units from the Fund, you must be (i) a Authorized Participant, i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and in each case, must have executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the “Participant Agreement”). Authorized Participants and DTC Participants are collectively referred to as “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participation Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
     All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Fund permits the substitution of an amount of cash to be added to the Cash Component to replace any securities included in the In-Kind Creation Basket which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

     All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the In-Kind Creation Basket and Cash Component.
     Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite In-Kind Creation Basket and the Cash Component to the Fund, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.
     Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process must state in such order that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities included in the In-Kind Creation Basket through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.
     All questions as to the number of securities included in the In-Kind Creation Basket to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required securities included in the In-Kind Creation Basket and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current In-Kind Creation Basket and Cash Component. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.
     Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of In-Kind Creation Basket to create Creation Units. (See Creation Transaction Fee section below).

     Creation Units may be created in advance of receipt by the Fund of all or a portion of the applicable securities included in the In-Kind Creation Basket as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund’s shares on the date the order is placed in proper form since, in addition to available securities included in the In-Kind Creation Basket, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered securities included in the In-Kind Creation Basket (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing securities included in the In-Kind Creation Basket to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to 115% of the daily marked to market value of the missing securities included in the In-Kind Creation Basket. To the extent that missing securities included in the In-Kind Creation Basket are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing securities included in the In-Kind Creation Basket. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the securities included in the In-Kind Creation Basket exceeds the market value of such securities included in the In-Kind Creation Basket on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing securities included in the In-Kind Creation Basket have been properly received by the Custodian or purchased by the Fund and deposited into the Fund. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.
     Acceptance of Orders for Creation Units. The Fund reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the securities included in the In-Kind Creation Basket delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the In-Kind Creation Basket would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Advisor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Fund, the Custodian, the Distributor and the Advisor make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Advisor, the Distributor, DTC, NSCC, the Custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Company, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
     All questions as to the number of shares of each security in the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.
     Creation Transaction Fee. To compensate the Company for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, described below, payable to the Company regardless of the number of creations made each day. An additional charge of up to five (5) times the fixed transaction fee may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Fund’s brokerage and other transaction costs associated with using cash to purchase the requisite securities included in the In-Kind Creation Basket). Investors are responsible for the costs of transferring the securities constituting the In-Kind Creation Basket to the account of the Fund.
     The Standard Creation/Redemption Transaction Fee for the Fund will be $500. The Maximum Creation/Redemption Transaction Fee for the Fund will be $3,000.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
     Redemption of Fund Shares in Creation Units. Fund shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of the Fund’s shares to constitute a redeemable Creation Unit.

     With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the securities included in the In-Kind Redemption Basket that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. The In-Kind Redemption Basket may not be identical to the In-Kind Creation Basket on that day.
     Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of the In-Kind Redemption Basket, as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to the difference between the NAV of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the In-Kind Redemption Basket (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the In-Kind Redemption Basket has a value greater than the NAV of the Fund shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.
     The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
     Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the securities included in the In-Kind Redemption Basket from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged an additional fee for such services. The redemption transaction fees for the Fund is the same as the creation transaction fees set forth above.
     Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite In-Kind Redemption Basket and the Cash Redemption Amount, if any, will be transferred by the third Business Day following the date on which such request for redemption is deemed received.
     Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process must state in such order that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for the Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Fund has deemed an order for redemption outside the Clearing Process received, the Fund will initiate procedures to transfer the requisite securities comprising the In-Kind Redemption Basket which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Fund.

     The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian on the Business Day on which a redemption order is deemed received by the Fund. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund is delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of shares of the Fund is not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund shares are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.
     If it is not possible to effect deliveries of the securities comprising the In-Kind Redemption Basket, the Fund may in its discretion exercise its option to redeem the Fund’s shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund’s shares based on the NAV of the Fund’s shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of securities comprising the In-Kind Redemption Basket). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the securities comprising the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of the Fund’s shares comprising the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver the specific securities comprising the In-Kind Redemption Basket upon redemption or could not do so without first registering the securities comprising the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the securities comprising the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
XI. DIVIDENDS AND DISTRIBUTIONS
     General Policies. Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.
     Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
     The Company makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Company reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
     Dividend Reinvestment Service. The Fund will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund based on a payable date NAV.
XII. TAXATION
     The following supplements the tax information contained in the Prospectus.
     For federal income tax purposes, the Fund is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.
     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.
     The Fund will be required in certain cases to withhold “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.
     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of state, local and foreign taxes.
XIII. FINANCIAL STATEMENTS
The Fund’s financial statements for the period from November 3, 2009 (commencement of investment operations) through December 31, 2009, are incorporated herein by reference to the Fund’s Annual Report to Shareholders dated December 31, 2009. To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to TXF Funds, Inc, One Leadership Square, Suite 200, 211 N. Robinson Avenue, Oklahoma City, OK, 73102 or call (405) 235-5757.

Appendix A
TXF Funds, Inc.
Proxy Voting
Policies and Procedures
These policies and procedures (and the guidelines that follow) apply to the voting of proxies by the Company with respect to all Portfolio Securities held by each of its Funds (each , “The Fund”).
SECTION 1. PROXY VOTING GUIDELINES
The fundamental precept followed by The Fund in voting proxies is to ensure that the manner in which shares are voted is in the best interest of The Fund’s shareholders and the value of the investment.
Absent special circumstances of the types described in these policies and procedures, The Fund will generally exercise its proxy voting discretion in accordance with the guidelines set forth below.
SECTION 2. PROXY COMMITTEE
The Fund’s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines. Membership of the Proxy Committee consists of certain investment and compliance personnel. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. Except as otherwise provided in Section 5, a majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose.
SECTION 3. APPLICATION OF PROXY GUIDELINES
It is intended that the Proxy Guidelines will be applied with a measure of flexibility. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management.
SECTION 4. CONFLICTS OF INTEREST
The Fund may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.
The Fund may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.
The Fund seeks to address such conflicts of interest in various ways, including the following:
I.	The establishment, composition and authority of the Proxy Committee.

II.	Subject to paragraph III below, if the Proxy Committee determines that a particular proxy vote involves a potential conflict of interest between The Fund and a person having an interest in the outcome of that vote, it will obtain and follow the vote recommendations of an independent investment advisor, provided pursuant to these Policies and Procedures, with respect to such proxy issue unless the Proxy Committee determines, consistent with its duty of loyalty and care, that the interests of The Fund’s shareholders would be better served by voting contrary to such vote recommendations. Any determination by the Proxy Committee under this paragraph II to vote a proxy issue in a manner contrary to such vote recommendations must be made by a vote of at least 70% of the then current members of the Proxy Committee.

III.	If the Proxy Committee determines that a particular proxy issue involves a conflict of interest so severe that the Proxy Committee is unable to exercise independent judgment on the voting of such proxy issue, the Proxy Committee may resolve the conflict of interest in any of the following ways:
•	Following the vote recommendation of an independent investment advisor provided pursuant to these policies and procedures.

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•	Following the vote recommendation of an independent fiduciary appointed for that purpose.

•	Abstaining.
The method selected by the Proxy Committee may vary, consistent with its duty of loyalty and care, depending upon the facts and circumstances of each situation and the requirements of applicable law. Examples of proxy votes referred to in this paragraph III include, without limitation, voting proxies on securities issued by The Fund or its affiliates, and proxy votes on matters in which The Fund has a direct financial interest.
SECTION 5. PROXY VOTING RECORDS; DISCLOSURES TO THE FUND’S SHAREHOLDERS
The Fund will maintain the following records relating to proxy votes cast under these policies and procedures:
I.	A copy of these policies and procedures.

II.	A copy of each proxy statement The Fund receives regarding Portfolio Securities.

III.	A record of each vote cast by The Fund.

IV.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies or that memorialized the basis for that decision.

V.	A copy of each written The Fund’s shareholders request for information on how The Fund voted proxies and a copy of any written response by The Fund to any written or oral request for information on how The Fund voted proxies on behalf of the requesting The Fund’s shareholders.
The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Fund may rely on one or more third parties to make and retain the records referred to in items I and II above. The Proxy Committee will cause copies of the foregoing records, to be provided to those The Fund’s shareholders upon request. It is generally the policy of The Fund not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.
The Fund
Proxy Voting Guidelines
1. The Board of Directors
A. Voting on Director Nominees in Uncontested Elections
The Fund generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism.
B. Director Independence
For any situations not already covered by a rule or regulation, The Fund will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. The Fund generally votes against shareholder proposals that would require the appointment of a lead or presiding director unless the audit, compensation and nominating committees are not composed of independent persons. The Fund generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board. In addition, The Fund generally leaves the choice of chairman to the board’s discretion as The Fund’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances.
For all situations that involve a NASDAQ or a NYSE listed company, The Fund will use the NASDAQ’s or the NYSE’s definition, respectively, of an independent director to determine a board candidate’s status. In any other situation, The Fund will consider a board candidate or member to lack independence if the proposed director:
a) Receives, or one of the proposed director’s immediate family members receives, more than $100,000 per year in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued

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service); such person is presumed not to be independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.
b) Is affiliated with or employed by, or if one of the proposed director’s immediate family members is affiliated with or employed in a professional capacity by, a present or former auditor of the company; the proposed director will not be considered “independent” until three years after the end of either the affiliation or the auditing relationship.
c) Is employed, or one of the proposed director’s immediate family members is employed, as an executive officer of another company where any of the listed company’s present executives serves on that company’s compensation committee; the proposed director will not be considered “independent” until three years after the end of such service or the employment relationship.
C. Stock Ownership Requirements
The Fund generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
D. Term of Office
The Fund generally votes against shareholder proposals to limit the tenure of outside directors.
E. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection will be evaluated by The Fund on a case by case basis. The Fund generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.
F. Charitable Contributions
The Fund votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.
II. Proxy Contests
A. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors will be evaluated by The Fund on a case-by-case basis, considering the following factors:
•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest will be made on a case-by-case basis. The Fund will generally support such proposals in cases where (i) The Fund votes in favor the dissidents and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.
III. Auditors
Ratifying Auditors
The Fund generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
The Fund generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

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IV. Proxy Contest Defenses
A. Board Structure; Staggered vs. Annual Elections
The Fund generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.
B. Shareholder Ability to Remove Directors
The Fund generally votes for proposals that provide that directors may be removed only for cause.
C. Cumulative Voting
The Fund generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.
The Fund generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with The Fund’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case The Fund generally votes against such cumulative voting proposals.
D. Majority Voting
In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, The Fund focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.
In cases where companies have not adopted a written majority voting (or majority withhold) policy, The Fund generally votes for shareholder majority voting proposals.
In cases where companies have adopted a written majority voting (or majority withhold) policy, The Fund generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:
•	requires nominees who receive majority withhold votes to tender their resignation to the board;

•	sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

•	does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.
In determining the adequacy of a company’s majority voting (or majority withhold) policy, The Fund may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underling causes of the withheld votes, etc.).
E. Shareholder Ability to Call Special Meetings
The Fund generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but will vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings if the minimum ownership requirement is at least 15% of outstanding shares.
F. Shareholder Ability to Act by Written Consent
The Fund generally votes against proposals allowing shareholders to take action by written consent.
G. Shareholder Ability to Alter the Size of the Board
The Fund generally votes against proposals limiting management’s ability to alter the size of the board.
V. Tender Offer Defenses
A. Poison Pills
The Fund generally votes against shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
The Fund will review on a case-by-case basis management proposals to ratify a poison pill.

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B. Fair Price Provisions
The Fund will review votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
The Fund generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C. Greenmail
The Fund generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
The Fund votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D. Unequal Voting Rights
The Fund generally votes against dual class exchange offers.
The Fund generally votes against dual class recapitalizations.
E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
The Fund generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
The Fund generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
The Fund generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
The Fund generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
VI. Miscellaneous Governance Provisions
A. Confidential Voting
The Fund generally votes for proposals requiring confidential voting and independent vote tabulators.
B. Equal Access
The Fund generally votes against shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
C. Bundled Proposals
The Fund votes on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.
D. Shareholder Advisory Committees
The Fund votes on a case-by-case basis, proposals to establish a shareholder advisory committee.

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VII. Capital Structure
A. Common Stock Authorization
The Fund votes on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.
B. Stock Distributions: Splits and Dividends
The Fund generally votes for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
C. Reverse Stock Splits
The Fund generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
D. Blank Check Preferred Authorization
Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, The Fund generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
The Fund generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.
F. Adjust Par Value of Common Stock
The Fund generally votes for management proposals to reduce the par value of common stock.
G. Preemptive Rights
The Fund reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, The Fund looks at the size of a company and the characteristics of its shareholder base. The Fund generally opposes preemptive rights for publicly-held companies with a broad stockholder base.
H. Debt Restructurings
The Fund reviews on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. The Fund considers the following issues:
•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
l. Share Repurchase Programs
The Fund generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VIII. Executive and Director Compensation
The Fund votes on a case-by-case basis on executive and director compensation plans. The Fund generally votes against compensation plans if

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a.	The exercise price is less than 100% of fair market value at the time of grant; or

b.	The company has repriced underwater stock options during the past three years; or
A. OBRA-Related Compensation Proposals
•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features
The Fund generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
•	Amendments to Added Performance-Based Goals
The Fund generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans that would both increase shares reserved AND qualify the plan-for favorable tax treatment under the provisions of Section 162(m) will be evaluated by The Fund on a case-by-case basis.
•	Approval of Cash or Cash-and-Stock Bonus Plans
The Fund generally votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
B. Shareholder Proposals to Limit Executive and Director Pay
The Fund generally votes against shareholder proposals that seek additional disclosure of executive and director pay information.
The Fund votes on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
C. Golden and Tin Parachutes
The Fund generally votes against shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
D. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans
The Fund generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).
E. 401(k) Employee Benefit Plans
The Fund generally votes for proposals to implement a 401 (k) savings plan for employees.
F. Director Retirement Benefits
The Fund generally votes for shareholder proposals requesting companies cease to pay retirement benefits to directors.
IX. State of Incorporation
A. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation will be examined by The Fund on a case-by-case basis.
X. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions will considered by The Fund on a case-by-case basis, taking into account at least the following:
•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

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•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
B. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered by The Fund on a case-by-case basis.
C. Spin-offs
Votes on spin-offs will be considered by The Fund on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
D. Asset Sales
Votes on asset sales will be made by The Fund on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
E. Liquidations
Votes on liquidations will be made by The Fund on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights
The Fund generally votes for proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name
The Fund generally votes for changing the corporate name.
H. Adjourn Meeting
The Fund generally votes against proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.
XI. Social and Environmental Issues
The Fund generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although The Fund acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

8-A

OTHER INFORMATION
Item 28. Exhibits.

(a)	Articles of Incorporation, as amended: Previously filed.

(b)	Bylaws: Previously filed.

(c)	Instruments Defining Rights of Security Holders: Portions of the Articles of Incorporation and Bylaws of the Registrant define the rights of holder of shares of the Registrant.

(d)	Investment Advisory Agreement between the Registrant and Geary Advisors, LLC: Previously filed.

	(1)	Amendment to Investment Advisory Agreement between the Registrant and Geary Advisors, LLC: Filed herewith.

(e)	(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc.: Previously filed.

	(2)	Form of Authorized Participant Agreement: Previously filed.

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	Custody Agreement between the Registrant and The Bank of New York Mellon: Previously filed.

(h)	(1)	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon: Previously filed.

	(2)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon: Previously filed.

(i)	(1)	Opinion and Consent of McAfee & Taft A Professional Corporation: Previously filed.

(j)		Consent of Grant Thornton LLP: Filed herewith.

(k)		Not applicable.

(1)		Form of Letter of Representations between the Registrant and The Depository Trust Company: Previously filed.

(m)		Not applicable.

(n)		Not applicable.

(o)		Not applicable.

(p)	(1)	Registrant’s Code of Ethics: Previously filed.

	(2)	Geary Advisors, LLC’s Code of Ethics: Previously filed.

	(3)	ALPS Distributors, Inc.’s Code of Ethics: Previously filed.

(q)	(1)	Powers of Attorney: Previously filed.

	(2)	Secretary Certification of Board of Directors Action: Previously filed.
Item 29. Persons controlled by or Under Common Control with the Fund.
          None.
Item 30. Indemnification.
          Reference is made to the provisions of Article 10 of the Registrant’s Articles of Incorporation incorporated by reference to this Registration Statement (as noted in Item 23 above) and Article XII of Registrant’s ByLaws incorporated by reference to this Registration Statement (as noted in Item 23 above).
Item 31. Business and Other Connections of Investment Advisor.

          Reference is made to the sections entitled “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of the Advisor. The Advisor is an Oklahoma limited liability company owned by the Geary Companies Inc and is member managed. The officers are Keith D. Geary and Gary Pinkston. See “Management” in the Statement of Additional Information.
          Mr. Geary holds the Series 7 (General securities Representative), Series 63 (Uniform Securities Agent State Law), Series 53 (Municipal securities principal), Series 66 (Investment Advisor) and Series 24 (General securities principal) licenses.
          Mr. Pinkston also holds the Series 7, 63, 53 and 24 licenses. He also holds the Series 52 Registered Representative (MSRB) license, Series 65 General Financial Advisor license and Series 27 Financial and Operations principal license.
Item 32. Principal Underwriters.
     (a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BBH Trust, BLDRS Index Fund Trust, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, Cullen Funds, DIAMONDS Trust, EGA Global Shares Trust , Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Milestone Funds, MTB Group of Funds, OOK, Inc., Pax World Funds, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.
     (b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director

Spencer Hoffman	Director

Thomas A. Carter	President, Director

Jeremy O. May	Executive Vice President, Director

John C. Donaldson	Executive Vice President, Chief Financial Officer

Richard Hetzer	Executive Vice President

Diana M. Adams	Senior Vice President, Controller, Treasurer

Kevin J. Ireland	Senior Vice President, Director of Institutional Sales

Mark R. Kiniry	Senior Vice President, National Sales Director-Investments

Bradley J. Swenson	Senior Vice President, Chief Compliance Officer

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer

Tané T. Tyler	Senior Vice President, Secretary, General Counsel

Erin Douglas	Vice President, Senior Associate Counsel

JoEllen Legg	Vice President, Associate Counsel

Steven Price	Vice President, Deputy Chief Compliance Officer

James Stegall	Vice President, Institutional Sales Manager

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
Item 33. Location of Accounts and Records.
(a) The Registrant maintains accounts, books and other documents required by Section 31 (a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at One Leadership Square, Suite 200, 211 North Robinson, Oklahoma City, 73102.
(b) Geary Advisors, LLC maintains all Records relating to its services as investment adviser to the Registrant at One Leadership Square, Suite 200, 211 North Robinson, Oklahoma City, 73102.
(c) ALPS Distributors, Inc. maintains all Records relating to its services as Distributor of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(d) The Bank of New York maintains all Records relating to its services as administrator at 101 Barclay Street, New York, New York 10007 and relating to its services as transfer agent and custodian of the Registrant at 2 Hanson Place, Brooklyn, New York 11217-1431.
Item 34. Management Services
There are no management related contracts not discussed in Part A or Part B.
Item 35. Undertakings.
     None.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. Two to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 30th day of April, 2010.

TXF Funds, Inc.
By:	/s/ Keith D. Geary
	Name:	Keith D. Geary
	Title:	Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. Two to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Keith D. Geary	Director and Chief Executive Officer	April 30, 2010

/s/ Gary Pinkston	Chief Financial and Accounting Officer	April 30, 2010

/s/ Ernest Frank Parrish	Director	April 30, 2010

/s/ [ ]	Director	April 30, 2010

EXHIBIT INDEX

(d)	(1)	Amendment to Investment Advisory Agreement between the Registrant and Geary Advisors, LLC

(j)		Consent of Grant Thornton LLP

C-4